UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2016

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 18, 2016, a Chinese subsidiary of Collectors Universe, Inc. (the “Company”) entered into a multi-year agreement (the “Grading Services Agreement” or the “Agreement”) with Guojin Gold Co., Ltd. (“Guojin”), the businesses of which include the wholesale distribution of custom designed and packaged collectible silver and gold coins in the “bank channel” within Mainland China (“Bank Channel Coins”).

According to the Agreement, the “Bank Channel” is comprised of bank branches (including their official online business channels) that (i) are licensed to operate as commercial banks in mainland China, (ii) sell collectible coins and medals to the general public in China, and (iii) maintain ongoing commercial relationships with Guojin pursuant to which custom designed and packaged collectible silver or gold coins and metals are supplied.

Set forth below is a brief summary of the key terms of the Grading Services Agreement. The summary is not intended to be complete and is qualified in its entirety by reference to that Agreement.

Under the terms of the Agreement, the Company’s PCGS division (“PCGS”), will grade Guojin Bank Channel Coins for a term commencing in the second half of calendar 2016 and continuing through 2020, at PCGS’ grading facility in Shanghai China. Those services will be provided at agreed-upon prices provided that the numbers of Back Channel Coins submitted by Guojin for grading by PCGS during the term of the Agreement meet certain minimum quantity requirements (the “Quantity Requirements”).

The Agreement provides that PCGS will not grade coins to be sold in the Bank Channel by any other distributors in competition with Guojin in mainland China, for so long as Guojin meets the Quantity Requirements, and that Guojin will not engage in any form of coin grading business within mainland China that may be reasonably perceived to be in competition with PCGS during the term of the Agreement and for two years thereafter.

Item 7.01	Regulation FD Disclosure

On August 9, 2016, the Company issued a press release announcing the entry by its Chinese subsidiary into the Grading Services Agreement with Guojin. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item  7.01 of this Report, and Exhibit 99.1 hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information or such Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press release issued August 9, 2016 by Collectors Universe, Inc. announcing the entry by its Chinese subsidiary into the Grading Services Agreement with Guojin Gold Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: August 10, 2016	By:	/s/ JOSEPH J. WALLACE

Joseph J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 9, 2016 by Collectors Universe, Inc. announcing the entry by its Chinese subsidiary into the Grading Services Agreement with Guojin Gold Co., Ltd.